UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2014

Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

Post Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide certain financial information with respect to MFI Holding Corporation (“MFI”) and the Company’s pending acquisition of MFI. As previously disclosed in its Current Report on Form 8-K filed on April 17, 2014, the Company and Acquisition Sub, Inc., a newly organized subsidiary of the Company, entered into an Agreement and Plan of Merger dated April 16, 2014 (the “Merger Agreement”) with MFI and GS Capital Partners VI Fund, L.P., as representative for the stockholders and optionholders of MFI. Under the Merger Agreement, Post will acquire MFI and its subsidiaries, including Michael Foods Group, Inc.

Included in this filing as Exhibit 99.1 are the audited consolidated financial statements of MFI for the periods described in Item 9.01(a) below, the notes related thereto and the Report of the Independent Registered Public Accounting Firm, and included in this filing as Exhibit 99.2 are the unaudited condensed consolidated financial statements of MFI for the periods described in Item 9.01(a) below and the notes related thereto.

Also included in this filing as Exhibits 99.3 and 99.4 are Management’s Discussion and Analysis of Financial Condition and Results of Operations of MFI for the periods described in Item 9.01(a) below and included in this filing as Exhibit 99.5 is the pro forma financial information described in Item 9.01(b) below.

Item 9.01.    Financial Statements and Exhibits.

(a)    Financial Statements

•
Audited consolidated financial statements of MFI Holding Corporation comprised of consolidated balance sheets as of December 28, 2013 and December 29, 2012 and the related consolidated statements of earnings and comprehensive income, consolidated statements of shareholders' equity and consolidated statements of cash flows for the three years in the period ended December 28, 2013, the notes related thereto and the Report of the Independent Registered Public Accounting Firm, attached as Exhibit 99.1 hereto.

•
Unaudited condensed consolidated financial statements of MFI Holding Corporation comprised of condensed consolidated balance sheets as of March 29, 2014 and December 28, 2013 and the related condensed consolidated statements of operations and comprehensive income (loss), condensed consolidated statements of shareholders' equity and condensed consolidated statements of cash flows for the three months ended March 29, 2014 and March 30, 2013 and the notes related thereto, attached as Exhibit 99.2 hereto.

(b)    Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information of the Company, giving effect to the acquisitions of MFI and Agricore United Holdings Inc., is included in Exhibit 99.5 hereto:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2013;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended March 31, 2014; and

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

(d)    Exhibits.

Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Audited consolidated financial statements of MFI Holding Corporation as of December 28, 2013 and December 29, 2012 and for each of the three years in the period ended December 28, 2013, the notes related thereto and the Report of the Independent Registered Public Accounting Firm

99.2
Unaudited condensed consolidated financial statements of MFI Holding Corporation as of March 29, 2014 and December 28, 2013 and the three month periods ended March 29, 2014 and March 30, 2013 and the notes related thereto

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three years ended December 28, 2013
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 29, 2014 and March 30, 2013
99.5	Unaudited Pro Forma Financial Statements of Post Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 19, 2014	Post Holdings, Inc.
(Registrant)

	By:	/s/ Robert V. Vitale
Name: Robert V. Vitale
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibits Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Audited consolidated financial statements of MFI Holding Corporation as of December 28, 2013 and December 29, 2012 and for each of the three years in the period ended December 28, 2013, the notes related thereto and the Report of the Independent Registered Public Accounting Firm

99.2
Unaudited condensed consolidated financial statements of MFI Holding Corporation as of March 29, 2014 and December 28, 2013 and the three month periods ended March 29, 2014 and March 30, 2013 and the notes related thereto

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three years ended December 28, 2013
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 29, 2014 and March 30, 2013
99.5	Unaudited Pro Forma Financial Statements of Post Holdings, Inc.